                                                                                Exhibit 99.5

                                LGL GROUP AND SUBSIDIARIES
                         CONSOLIDATING BALANCE SHEET (UNAUDITED)
                                      MARCH 31, 2007
                                      (IN THOUSANDS)

                                                     As Reported                  Pro Forma
Assets                                                  Total      Pro Forma       Total
Current Assets                                         03/31/07    Adjustments    03/31/07
                                                   -------------   ------------   ----------
     Cash and cash equivalents                          $  4,662     $  1,841     $  6,503
     Restricted cash                                       1,196         (869)         327
     Investments - Marketable Securities                      55                        55
     Trade accounts receivables, gross                     7,642         (293)       7,349
     Allowance for doubtful accounts                      (1,111)                   (1,111)
     Trade accounts receivables, net                       6,531         (293)       6,238
     Unbilled accounts receivable                            227                       227
     Inventories                                           8,012       (2,042)       5,970
     Prepaid expenses and other current assets               497                       497
     TOTAL CURRENT ASSETS                                 21,180         (363)      20,817
PROPERTY, PLANT AND EQUIPMENT
     Land                                                    855                       855
     Buildings and improvements                            5,770                     5,770
     Machinery and equipment                              15,401         (120)      15,281
     Less: accumulated depreciation                      (15,521)                 (15,521)
NET PROPERTY, PLANT AND EQUIPMENT                          6,505         (120)       6,385
DEFERRED INCOME TAXES                                        111                       111
OTHER ASSETS                                                 439                       439

                                                        --------     --------     --------
    TOTAL ASSETS                                        $ 28,235     $ (1,483)    $ 26,752
                                                        ========     ========     ========

                                                     As Reported                  Pro Forma
LIABILITIES AND SHAREHOLDERS' EQUITY                    Total      Pro Forma       Total
CURRENT LIABILITIES:                                   03/31/07    Adjustments    03/31/07
                                                   -------------   ------------   ----------
     Notes payable to banks                               $  1,930                $  1,930
     Trade accounts payable                                  2,217        (193)      2,024
     Accrued income taxes                                       38                      38
     Accrued expenses                                        2,960        (290)      2,670
     Customer advances                                         684                     684
     Current maturities of long-term debt                    1,833                   1,833
     TOTAL CURRENT LIABILITIES                               9,663                   9,663
Long-Term Debt                                               2,987                   2,987
     TOTAL LIABILITIES                                      12,650        (483)     12,167

Shareholders' Equity
     Common stock                                               22                      22
     Additional paid-in capital                             21,102                  21,102
     Accumulated deficit - prior period                     (5,712)                (5,712)
     Current net Income (loss)                                 474                     474
     Accumulated other comprehensive Income                    346                     346
     Treasury stock                                           (646)                  (646)
     TOTAL SHAREHOLDERS' EQUITY                             15,585     (1,000)(1)  14,585

                                                          --------    --------    --------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $ 28,235    $(1,483)   $ 26,752
                                                          ========    ========    ========

(1) Represents loss on sale of Lynch Systems, Inc.